Q3 Fiscal 2023 Supplemental Information

Revenue Composition

($ in thousands)	Quarter Ended								
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Software and related service revenue									
SaaS[1]	$ 10,170	$ 9,901	$ 9,230	$ 8,833	$ 8,450	$ 7,899	$ 6,310	$ 6,173	$ 6,107
Transaction-based[2]	3,461	3,319	3,331	3,137	3,253	2,642	2,325	2,081	2,144
Maintenance[3]	8,478	8,140	7,417	5,600	5,720	5,672	5,897	5,776	5,644
Recurring software services[4]	11,804	11,266	10,164	10,945	10,768	11,107	10,311	3,237	3,587
Professional services[5]	10,600	11,202	9,775	8,492	8,743	8,251	9,386	9,086	7,630
Software licenses	2,755	3,479	1,197	3,485	2,072	3,401	2,109	2,375	1,707
Total	$ 47,268	$ 47,307	$ 41,114	$ 40,492	$ 39,006	$ 38,972	$ 36,338	$ 28,728	$ 26,819
Year-over-year growth	*21%*	*21%*	*13%*	*41%*	*45%*	*45%*			
Payments revenue	$ 41,990	$ 41,909	$ 40,354	$ 39,775	$ 36,683	$ 34,528	$ 33,466	$ 33,510	$ 32,223
Year-over-year growth	*14%*	*21%*	*21%*	*19%*	*14%*	*7%*			
Other revenue									
Recurring[6]	$ 1,956	$ 1,880	$ 2,045	$ 2,001	$ 1,792	$ 1,780	$ 1,802	$ 1,923	$ 1,516
Other	2,717	2,776	2,516	2,982	3,072	2,840	2,333	3,016	2,571
Total	$ 4,673	$ 4,656	$ 4,561	$ 4,983	$ 4,864	$ 4,620	$ 4,135	$ 4,939	$ 4,087
Year-over-year growth	*(4)%*	*1%*	*10%*	*1%*	*19%*	*13%*			
Total revenue	$ 93,931	$ 93,872	$ 86,029	$ 85,250	$ 80,553	$ 78,120	$ 73,939	$ 67,177	$ 63,129
Recurring revenue[7]	$ 77,859	$ 76,415	$ 72,541	$ 70,291	$ 66,666	$ 63,628	$ 60,111	$ 52,700	$ 51,221
Annualized Recurring Revenue "ARR"[8]									
Software and related service revenue	$ 135,652	$ 130,504	$ 120,568	$ 114,060	$ 112,764	$ 109,280	$ 99,372	$ 69,068	$ 69,928
Payments revenue	167,960	167,636	161,416	159,100	146,732	138,112	133,864	134,040	128,892
Other revenue	7,824	7,520	8,180	8,004	7,168	7,120	7,208	7,692	6,064
Total ARR	$ 311,436	$ 305,660	$ 290,164	$ 281,164	$ 266,664	$ 254,512	$ 240,444	$ 210,800	$ 204,884
Year-over-year growth	*17%*	*20%*	*21%*	*33%*	*30%*	*24%*			

i3 VERTICALS

See footnotes continued on the next slide

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3 Annualized Recurring Revenue (“ARR”) 1. SaaS revenue is earned when we provide, as a service to our customers over time, the right to access our software, generally hosted in a cloud environment. 2. Transaction-based software revenue is earned when we provide services through our software and charge a per-transaction fee. For example, when we provide electronic filing services for courts and charge fees per filing, or when we stand-ready to process and bill utility customers and charge the utility a fee per bill electronically presented. 3. Software maintenance revenue is earned when, following the implementation of our software systems, we provide ongoing software support services to assist our customers in operating the systems and to periodically update the software. 4. Recurring software services are earned when we provide long-term, usually evergreen, contracted services to our customers through our software. The services provided, such as healthcare revenue cycle management, or automated collections management, are integrated into one of our software solutions. 5. Professional services are earned when we provide customized services to our customers who utilize our software products. Many of our customers contract with us for installation, configuration, training, and data conversion projects, which do not necessarily recur, and as such are excluded from our calculation of ARR. 6. Recurring other revenue primarily consists of recurring long-term contracts that are not specific to software, such as hardware maintenance plans or field service plans. 7. Recurring revenue consists of software-as-a-service (“SaaS”) arrangements, transaction-based software-revenue, software maintenance revenue, recurring software-based services, payments revenue and other recurring revenue sources. This excludes contracts that are not recurring or are one-time in nature. 8. Annualized Recurring Revenue (ARR) is the quarterly recurring revenue multiplied by 4. The Company focuses on ARR because it helps i3 to assess the health and trajectory of the business. ARR does not have a standardized definition and is therefore unlikely to be comparable to similarly titled measures presented by other companies. It should be reviewed independently of revenue and it is not a forecast. It does not take into account seasonality. The active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by the Company’s customers.

Q3 Fiscal 2023 GAAP Measures

The following is our income (loss) from operations for the three and nine months ended June 30, 2023 and 2022 calculated in accordance with GAAP. The presentation also includes references to non-GAAP financial measures presented by the Company. The Company believes that the non-GAAP financial measures presented by the Company provide useful information to investors in understanding and evaluating the Company's ongoing operating results. Accordingly, the Company includes such non-GAAP financial measures when reporting its financial results to shareholders and potential investors in order to provide them with an additional tool to evaluate the Company's ongoing business operations. The Company believes that these non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of the Company's current and ongoing business operations.

Although these non-GAAP financial measures assist in measuring the Company's operating results and assessing its financial performance, they are not necessarily comparable to similarly titled measures of other companies due to potential inconsistencies in the method of calculation. The Company believes that its provision of these non-GAAP financial measures provides investors with important key financial performance indicators that are utilized by management to assess the Company's operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of these non-GAAP financial measures to give shareholders and potential investors an opportunity to see the Company as viewed by management, to assess the Company with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. The Company believes that disclosure of these non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

($ in thousands)	Three Months Ended June 30, 2023				Three Months Ended June 30, 2022			
	Software and Services	Merchant Services	Other	Total	Software and Services	Merchant Services	Other	Total
Income (loss) from operations	$ 7,951	$ 7,883	$ (13,202)	$ 2,632	$ 2,248	$ 6,451	$ (11,430)	$ (2,731)

($ in thousands)	Nine Months Ended June 30, 2023				Nine Months Ended June 30, 2022			
	Software and Services	Merchant Services	Other	Total	Software and Services	Merchant Services	Other	Total
Income (loss) from operations	$ 32,383	$ 20,674	$ (39,143)	$ 13,914	$ 7,080	$ 17,849	$ (34,592)	$ (9,663)

i3 VERTICALS

4

5 Q3 Fiscal 2023 Segment Performance(1) ($ in thousands) Three Months Ended June 30, Period over period growth2023 2022 Revenue Software and Services $ 58,901 $ 47,839 23% Merchant Services 35,040 32,714 7% Other (10) — —% Total $ 93,931 $ 80,553 17% Adjusted EBITDA(2) Software and Services $ 20,839 $ 15,625 33% Merchant Services 10,183 8,761 16% Other (5,750) (4,335) (33)% Total $ 25,272 $ 20,051 26% Volume Software and Services $ 638,967 $ 517,778 23% Merchant Services 5,618,158 5,396,964 4% Total $ 6,257,125 $ 5,914,742 6% 1. i3 Verticals has two segments, “Merchant Services” and "Software and Services." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Adjusted EBITDA is a non-GAAP financial measure. Refer to the following slides for the reconciliation of non-GAAP financial measures.

6 Q3 YTD Fiscal 2023 Segment Performance(1) ($ in thousands) Nine Months Ended June 30, Period over period growth2023 2022 Revenue Software and Services $ 172,911 $ 141,575 22% Merchant Services 100,968 91,071 11% Other (47) (34) 38% Total $ 273,832 $ 232,612 18% Adjusted EBITDA(2) Software and Services $ 61,776 $ 45,592 35% Merchant Services 28,177 25,529 10% Other (16,367) (13,316) (23)% Total $ 73,586 $ 57,805 27% Volume Software and Services $ 2,007,569 $ 1,544,203 30% Merchant Services 16,123,619 15,018,474 7% Total $ 18,131,188 $ 16,562,677 9% 1. i3 Verticals has two segments, “Merchant Services” and "Software and Services." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Adjusted EBITDA is a non-GAAP financial measure. Refer to the following slides for the reconciliation of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our quarterly income (loss) from operations to non-GAAP pro forma adjusted net income (loss) and non-GAAP adjusted EBITDA:

($ in thousands)	Three Months Ended June 30, 2023				Three Months Ended June 30, 2022			
	Software and Services	Merchant Services	Other	Total	Software and Services	Merchant Services	Other	Total
Income (loss) from operations	$ 7,951	$ 7,883	$ (13,202)	$ 2,632	$ 2,248	$ 6,451	$ (11,430)	$ (2,731)
Interest expense, net	—	—	6,725	6,725	—	—	3,767	3,767
Provision for (benefit from) income taxes	19	—	2,058	2,077	—	—	(1,810)	(1,810)
Net income (loss)	7,932	7,883	(21,893)	(6,078)	2,248	6,451	(13,387)	(4,688)
Non-GAAP Adjustments:								
Provision for (benefit from) income taxes	19	—	2,058	2,077	—	—	(1,810)	(1,810)
Financing-related expenses[1]	—	—	—	—	—	—	7	7
Non-cash change in fair value of contingent consideration[2]	6,183	—	—	6,183	8,255	(1)	—	8,254
Equity-based compensation[3]	—	—	7,198	7,198	—	—	6,799	6,799
Acquisition-related expenses[4]	—	—	26	26	—	—	136	136
Acquisition intangible amortization[5]	5,054	1,951	—	7,005	4,085	2,010	—	6,095
Non-cash interest[6]	—	—	583	583	—	—	1,459	1,459
Other taxes[7]	5	1	69	75	8	8	64	80
Gain on investment[8]	—	—	(92)	(92)	—	—	—	—
Non-GAAP adjusted income (loss) before taxes	19,193	9,835	(12,051)	16,977	14,596	8,468	(6,732)	16,332
Pro forma taxes at effective tax rate[9]	(4,798)	(2,459)	3,013	(4,244)	(3,650)	(2,117)	1,684	(4,083)
Pro forma adjusted net income (loss)[10]	14,395	7,376	(9,038)	12,733	10,946	6,351	(5,048)	12,249
Plus:								
Cash interest expense, net[11]	—	—	6,142	6,142	—	—	2,308	2,308
Pro forma taxes at effective tax rate[9]	4,798	2,459	(3,013)	4,244	3,650	2,117	(1,684)	4,083
Depreciation and internally developed software amortization[11]	1,646	348	159	2,153	1,029	293	89	1,411
Adjusted EBITDA	$ 20,839	$ 10,183	$ (5,750)	$ 25,272	$ 15,625	$ 8,761	$ (4,335)	$ 20,051

i3 VERTICALS

See footnotes continued on the next slide

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8 Reconciliation of Non-GAAP Financial Measures 1. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 2. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3. Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 4. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 5. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 6. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 7. Other taxes consist of franchise taxes, commercial activity taxes, reserves for ongoing tax audit matters, the employer payroll taxes related to stock exercises and other non-income based taxes. Taxes related to salaries are not included. 8. Other income reflects $92 related to continent consideration received for an investment that was sold in a prior year for the three months ended June 30, 2023. 9. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2023 and 2022, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 10. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 11. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 12. Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our fiscal year to date income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA excluding acquisition revenue adjustments is as follows:

($ in thousands)	Nine Months Ended June 30, 2023				Nine Months Ended June 30, 2022			
	Software and Services	Merchant Services	Other	Total	Software and Services	Merchant Services	Other	Total
Income (loss) from operations	$ 32,383	$ 20,674	$ (39,143)	$ (18,469)	$ 7,080	$ 17,849	$ (34,592)	$ (16,743)
Interest expense, net	—	—	18,414	18,414	—	—	10,298	10,298
Other income	—	—	(295)	(295)	—	—	—	—
(Benefit from) provision for income taxes	19	—	1,877	1,877	—	—	(1,154)	(1,154)
Net income (loss)	32,364	20,674	(59,139)	(38,465)	7,080	17,849	(43,736)	(25,887)
Non-GAAP Adjustments:								
(Benefit from) provision for income taxes	19	—	1,877	1,877	—	—	(1,154)	(1,154)
Financing-related expenses[1]	—	—	8	8	—	—	13	13
Non-cash change in fair value of contingent consideration[2]	9,892	13	—	13	24,184	500	—	500
Equity-based compensation[3]	—	—	20,846	20,846	—	—	19,680	19,680
Acquisition-related expenses[4]	—	—	1,103	1,103	—	—	1,017	1,017
Acquisition intangible amortization[5]	15,019	5,991	—	5,991	11,697	6,277	—	6,277
Non-cash interest[6]	—	—	1,312	1,312	—	—	4,312	4,312
Other taxes[7]	64	496	401	897	45	16	190	206
Gain on investment[8]	—	—	(295)	(295)	—	—	—	—
Non-GAAP adjusted income (loss) before taxes	57,358	27,174	(33,887)	(6,713)	43,006	24,642	(19,678)	4,964
Pro forma taxes at effective tax rate[9]	(14,340)	(6,794)	8,473	1,679	(10,752)	(6,161)	4,920	(1,241)
Pro forma adjusted net income (loss)[10]	43,018	20,380	(25,414)	(5,034)	32,254	18,481	(14,758)	3,723
Plus:								
Cash interest expense, net[11]	—	—	17,102	17,102	—	—	5,986	5,986
Pro forma taxes at effective tax rate[9]	14,340	6,794	(8,473)	(1,679)	10,752	6,161	(4,920)	1,241
Depreciation and internally developed software amortization[12]	4,418	1,003	418	1,421	2,586	887	376	1,263
Adjusted EBITDA	$ 61,776	$ 28,177	$ (16,367)	$ 11,810	$ 45,592	$ 25,529	$ (13,316)	$ 12,213

i3 VERTICALS

See footnotes continued on the next slide.

9

10 Reconciliation of Non-GAAP Financial Measures 1. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 2. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3. Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 4. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 5. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 6. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 7. Other taxes consist of franchise taxes, commercial activity taxes, reserves for ongoing tax audit matters, the employer payroll taxes related to stock exercises and other non-income based taxes. Taxes related to salaries are not included. 8. Other income reflects $295 related to continent consideration received for an investment that was sold in a prior year for the nine months ended June 30, 2023. 9. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2023 and 2022, based on blended federal and state tax rates. 10. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 11. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 12. Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.+

11 Reconciliation Between GAAP Debt and Covenant Debt ($ in millions) As of June 30, 2023 Revolving lines of credit to banks under the 2023 Senior Secured Credit Facility $ 277.4 1% Exchangeable Senior Notes due 2025 117.0 Less: Cash and Cash Equivalents (5.0) Total long-term debt for use in our Total Leverage Ratio $ 389.4 The reconciliation of our GAAP Long-term debt, before issuance costs, and the debt balance used in our Total Leverage Ratio: